SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  January 14, 1998
                                                   (December 30, 1997)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



          0-19671                                                65-0273162
          -------                                                ----------
Commission File Number                                         I.R.S. Employer
                                                              Identification No.


                 12161 Lackland Road, St. Louis, Missouri 63146
                 ----------------------------------------------
                     Address of Principal Executive Offices


Registrant's telephone number, including area code:  (314) 469-3220

Item 2.   Acquisition or Disposition of Assets.

     Sale of MEC and LSIA. On December 30, 1997, the Company sold all of the outstanding stock of MEC Health Care, Inc. ("MEC") and LSI Acquisition, Inc. ("LSIA"), two wholly owned subsidiaries of the Company, to Vision Twenty-One, Inc. ("Vision 21") in a transaction which was effective as of December 1, 1997. The total consideration paid by Vision 21 to the Company consisted of $6.5 million in cash paid at closing and 820,085 unregistered shares of Vision 21 common stock, subject to certain post-closing adjustments (such shares, the "Vision 21 Shares"). The Vision 21 Shares are to be liquidated pursuant to the following schedule (or sooner at Vision 21's option):

                             Month                    Approximate
                             (1998)                    Percentage
                             ------                    ----------

                 February . . . . . . . . . . .            21%

                 March . . . . . . . . . . . .             21%

                 April . . . . . . . . . . . .             28%

                 May  . . . . . . . . . . . . .            30%
                                                          ----

                          Total                           100%

Under its agreements with the Company, Vision 21 is to liquidate the Vision 21 Shares by a sale through a market maker designated by Vision 21 pursuant to a shelf registration statement or a private placement, or through Vision 21 repurchasing the Vision 21 Shares. The Company is entitled to receive a minimum of $6.5 million and a maximum of $7.475 million from the liquidation of the Vision 21 Shares. If the Company has not received at least $6.5 million (subject to certain post-closing adjustments) from the liquidation of the Vision 21 Shares by May 29, 1998, then on such date Vision 21 is to pay the Company such shortfall in cash. If more than $6.5 million is raised through the liquidation of the Vision 21 Shares, then such excess shall be used first to pay customary broker, underwriter and placement agent fees, commissions and discounts related to the liquidation of the Vision 21 Shares, and the balance of the liquidation proceeds, if any, shall be paid to the Company, provided that the Company shall not receive liquidation proceeds in excess of $7.475 million. If Vision 21 fails to make the payments contemplated by the plan of distribution, the Company can either require Vision 21 to have a registration statement covering all the Vision 21 Shares not yet liquidated declared effective by the SEC, or sell the Vision 21 Shares in a private placement subject only to compliance with applicable securities laws.

     The parties agreed to indemnify each other for certain breaches of representations, warranties and covenants contained in the Stock Purchase Agreement for unlawful sale or transfer of the Vision 21 Shares. In addition, Vision 21 agreed to indemnify the Company for Vision 21's failure to satisfy obligations and liabilities of MEC and LSIA, and the Company agreed to indemnify Vision 21 from certain claims of fraudulent inducement related to the execution of the services agreement between LSIA and Northern New Jersey Eye Institute, P.A. ("NNJEI"), breaches of such services agreement by the Company, MEC or LSIA prior to closing, and the unenforceability of such services agreement due to actions or inactions of the Company, MEC or LSIA which occurred prior to the closing.

     Post-Closing Adjustments. The final number of the Vision 21 Shares to be received by the Company is subject to certain post-closing adjustments. The Company is required to reimburse Vision 21 for operating profits for the month of December 1997 generated by MEC and LSIA, negative working capital as of November 30, 1997 of MEC and LSIA less than negative $180,000, if any, and negative net worth as of November 30, 1997 for MEC and LSIA, if any. In addition, if prior to December 31, 1998 Vision 21 does not enter into certain practice management agreements with NNJEI and an affiliated physician, or absent such agreements, if the benefits Vision 21 derives from existing practice management agreements for the period ending December 31, 1998 is less than $133,000, then the Company is required to reimburse Vision 21 for such shortfall on a dollar-for-dollar basis up to a maximum reimbursement of $500,000.

     Reduction in Foothill Borrowing. The Company used $2.0 million of its cash proceeds from the sale of MEC and LSIA to reduce the principal balance of the Company's term loan with Foothill Capital Corporation ("Foothill") from $4.0 million to $2.0 million. The Company used approximately $1.5 million of additional cash proceeds from the sale to repay in full the outstanding balance under its revolving loan with Foothill.

     Restructuring of Foothill Loan Facility. Effective December 30, 1997, the Company restructured the terms of its agreements with Foothill. The revolving loan will remain in place in accordance with its previous terms but the maximum amount available thereunder is reduced to $2.0 million. In addition, the Company pledged the Vision 21 Shares to Foothill as collateral under the loan facility. Moreover, after the Company has received $2.5 million from the liquidation of the Vision 21 Shares, any additional proceeds must first be applied to pay off the Company's term loan with Foothill, and any further proceeds to retire any then-outstanding advances under its revolving loan with Foothill. In any event, the Company's term loan is to be paid in full on June 15, 1998 (rather than in monthly installments of $1.33 million beginning on May 1, 1998) and all availability under the Company's revolving loan terminates on June 15, 1998 (rather than declining by $1.33 million per month beginning on August 1, 1998). Until June 16, 1998, Foothill has waived the Company's compliance with the financial covenants which were contained in the agreements between the Company and Foothill.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements

          Not applicable.

      (b) Pro Forma Financial Information.

          The following   unaudited  pro  forma  condensed   combined  financial
          statements are filed with this report, beginning on page 6:

          1) LaserSight Incorporated Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997.

          2) LaserSight Incorporated Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine month period ended September 30, 1997.

          3) LaserSight Incorporated Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996.

          4) LaserSight Incorporated Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

      (c) Exhibits


          Exhibit 2.(i) Stock Purchase Agreement effective December 1, 1997, between Vision Twenty-One, Inc., MEC Health Care,
                          Inc.,    LSI   Acquisition,   Inc.   and    LaserSight
                          Incorporated.

          Exhibit 2.(ii) Stock Distribution Agreement dated as of December 30, 1997, between Vision Twenty-One, Inc. and LaserSight Incorporated.

          Exhibit 2.(iii) Consent  and   Amendment   Number  Four  to  Loan  and
                          Security Agreement dated December 30, 1997, between LaserSight Incorporated and Foothill Capital Corporation.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               LaserSight Incorporated



Date:   January 14, 1998                       By:  /s/ Gregory L. Wilson
                                                   -----------------------
                                                   Gregory L. Wilson
                                                   Chief Financial Officer


                         PRO FORMA FINANCIAL INFORMATION

                    LASERSIGHT INCORPORATED AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                                                                       Pro Forma
                                                                                      Adjustments
                                                                ----------------------------------------------------
                                                Historical           MEC               LSIA              Other           Pro Forma
                                              ----------------  ---------------   ---------------    ---------------   -------------
ASSETS
Current Assets
   Cash and cash equivalents                   $  1,164,158     $  (497,319) (1)  $   (33,756) (1)    $ 3,000,000 (3)    $ 3,633,083
   Marketable equity securities                           -               -                 -           6,200,000 (4)      6,200,000
   Accounts receivable - trade, net               3,840,332            (360) (1)     (577,592) (1)              -          3,262,380
   Notes receivable - current portion, net        3,711,675               -                 -                   -          3,711,675
   Inventories                                    3,991,541               -                 -                   -          3,991,541
   Other current assets                           1,169,719          (4,843) (1)     (234,974) (1)              -            929,902
                                               -------------    ----------------  ---------------    ----------------    -----------
     Total Current Assets                        13,877,425        (502,522)         (846,322)          9,200,000         21,728,581

Restricted cash                                   3,200,000               -                 -                   -          3,200,000
Notes receivable, less current portion, net       3,538,268               -                 -                   -          3,538,268
Property and equipment, net                       2,214,293        (155,857) (1)     (689,906) (1)              -          1,368,530
Goodwill, net                                    14,783,566      (6,004,459) (1)   (1,570,459) (1)              -          7,208,648
Patents, net                                     11,462,339               -                 -                   -         11,462,339
Other assets, net                                 5,719,558        (137,500) (1)            -                   -          5,582,058
                                               -------------    ----------------  ----------------   ----------------    -----------
Total Assets                                   $ 54,795,449     $(6,800,338)      $(3,106,687)        $ 9,200,000        $54,088,424
                                               =============    ================  ================   ================    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
   Accounts payable                            $  2,525,677     $  (775,822) (1)  $   (44,664) (1)    $         -        $ 1,705,191
   Note payable, less discount                    3,677,778               -                 -          (3,500,000) (3)       177,778
   Current portion of capital lease obligation      224,549               -          (224,549) (1)              -                  -
   Accrued expenses                               1,748,266         (78,478) (1)       (7,188) (1)         400,000 (5)     2,062,600
   Accrued commissions                            1,110,529               -                 -                   -          1,110,529
   Income taxes payable                                   -               -                 -            1,558,648 (6)     1,558,648
   Other current liabilities                         63,998         (18,663) (1)      (22,500) (1)              -             22,835
                                               -------------    ----------------  ----------------   ----------------   ------------
     Total Current Liabilities                    9,350,797        (872,963)         (298,901)         (1,541,352)         6,637,581

Refundable deposits                                 203,000               -                 -                   -            203,000
Accrued expenses, less current portion              590,369               -                 -                   -            590,369
Deferred income taxes                               570,296               -                 -                   -            570,296
Long-term obligations                               971,018               -          (471,018) (1)              -            500,000

Redeemable convertible preferred stock           14,374,027               -                 -                   -         14,374,027

Stockholders' Equity                             28,735,942      (5,927,375) (7)   (2,336,768) (7)      10,741,352 (7)    31,213,151
                                               -------------    ----------------  ----------------   ----------------  -------------
Total Liabilities and Stockholders' Equity     $ 54,795,449     $(6,800,338)      $(3,106,687)        $  9,200,000     $  54,088,424
                                               =============    ================  ================   ================  =============



                         PRO FORMA FINANCIAL INFORMATION

                    LASERSIGHT INCORPORATED AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                                                                     Pro Forma
                                                                                    Adjustments
                                                                        ------------------------------------
                                                     Historical               MEC                 LSIA              Pro Forma
                                                   ----------------    ----------------     ----------------     ----------------


REVENUES, Net                                       $  18,083,073      $ (6,268,133) (2)    $ (2,442,268) (2)      $  9,372,672

COST OF SALES                                           2,934,001                 -                    -              2,934,001
PROVIDER PAYMENTS                                       4,450,855        (4,450,855) (2)               -                     -
                                                   ----------------    ----------------     ----------------     ----------------

GROSS PROFIT                                           10,698,217        (1,817,278)          (2,442,268)             6,438,671

RESEARCH, DEVELOPMENT AND
   REGULATORY EXPENSES                                  1,729,153                 -                    -              1,729,153

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES                                            13,568,380        (1,533,202) (2)      (2,244,422) (2)         9,790,756
                                                   ----------------    ----------------     ----------------     ----------------

LOSS FROM OPERATIONS                                  (4,599,316)          (284,076)            (197,846)           (5,081,238)

OTHER INCOME AND EXPENSES:
   Interest and dividend income                           292,272           (33,496) (2)         (24,106) (2)           234,670
   Interest expense                                     (911,966)                 -                71,675 (2)         (840,291)
   Gain on sale of subsidiaries                                -                  -                    -                     -
   Other                                                (280,400)                 -                    -              (280,400)
                                                   ----------------    ----------------     ----------------      ----------------

NET LOSS BEFORE INCOME TAXES                          (5,499,410)          (317,572)            (150,277)           (5,967,259)

INCOME TAX EXPENSE                                             -                  -                    -                     -
                                                   ----------------    ----------------     ----------------      ----------------

NET LOSS                                              (5,499,410)          (317,572)            (150,277)           (5,967,259)

CONVERSION DISCOUNT ON PREFERRED
   STOCK                                                 (41,573)                 -                    -               (41,573)

PREFERRED STOCK DIVIDEND
  REQUIREMENTS                                           (13,350)                 -                    -               (13,350)
                                                   ----------------    ----------------     ----------------      ----------------

LOSS ATTRIBUTABLE TO COMMON
  STOCKHOLDERS                                      $ (5,554,333)     $    (317,572)        $   (150,277)          $(6,022,182)
                                                   ================    ================     ================      ================

LOSS PER COMMON SHARE
   Primary:                                         $      (0.59)                                                  $     (0.64)
   Assuming full dilution:                          $      (0.59)                                                  $     (0.64)

WEIGHTED AVERAGE NUMBER
   OF SHARES OUTSTANDING
   Primary:                                             9,342,000                                                     9,342,000
   Assuming full dilution:                              9,390,000                                                     9,390,000




                         PRO FORMA FINANCIAL INFORMATION

                    LASERSIGHT INCORPORATED AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)

                                                                                 Pro Forma
                                                                                Adjustments
                                                                    ----------------------------------
                                                 Historical              MEC                    LSIA              Pro Forma
                                               ---------------    -----------------      -----------------     -----------------


REVENUES, Net                                  $  21,503,990      $  (6,179,419) (2)     $  (1,703,524) (2)      $  13,621,047


COST OF SALES                                      3,415,276                  -                      -               3,415,276
PROVIDER PAYMENTS                                  4,221,599         (4,221,599) (2)                 -                      -
                                               ---------------    -----------------      -----------------     -----------------

GROSS PROFIT                                      13,867,115         (1,957,820)            (1,703,524)             10,205,771

RESEARCH, DEVELOPMENT AND
   REGULATORY EXPENSES                             1,720,246                  -                      -               1,720,246

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES                                       17,107,218         (1,725,096) (2)        (1,562,288) (2)         13,819,834
                                               ---------------    -----------------      -----------------     -----------------

LOSS FROM OPERATIONS                             (4,960,349)           (232,724)              (141,236)            (5,334,309)

OTHER INCOME AND EXPENSES:
   Interest and dividend income                      314,287            (35,978) (2)           (15,454) (2)            262,855
   Interest expense                                (151,634)                  -                  55,075 (2)           (96,559)
   Gain on sale of subsidiaries                           -                   -                      -                      -
   Other                                           (415,681)               8,299 (2)                 -               (407,382)
                                               ---------------    -----------------      -----------------     -----------------

NET LOSS BEFORE INCOME TAXES                     (5,213,377)           (260,403)              (101,615)            (5,575,395)


INCOME TAX BENEFIT                               (1,139,008)                  -                      -             (1,139,008)

                                               ---------------    -----------------      -----------------     -----------------

NET LOSS                                         (4,074,369)           (260,403)              (101,615)            (4,436,387)

CONVERSION DISCOUNT ON PREFERRED
   STOCK                                         (1,010,557)                  -                      -             (1,010,557)


PREFERRED STOCK DIVIDEND
  REQUIREMENTS                                     (358,618)                  -                      -               (358,618)
                                               ---------------    -----------------      -----------------     -----------------

LOSS ATTRIBUTABLE TO COMMON
  STOCKHOLDERS                                 $ (5,443,544)      $    (260,403)         $    (101,615)          $  (5,805,562)
                                               ===============    =================      =================     =================

LOSS PER COMMON SHARE
   Primary:                                    $      (0.69)                                                     $       (0.74)
   Assuming full dilution:                     $      (0.61)                                                     $       (0.65)

WEIGHTED AVERAGE NUMBER
   OF SHARES OUTSTANDING
   Primary:                                        7,893,000                                                          7,893,000
   Assuming full dilution:                         8,423,000                                                          8,423,000


                    LASERSIGHT INCORPORATED AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The unaudited pro forma condensed balance sheet as of September 30, 1997 has been prepared assuming that the disposition had occurred as of that date. Pro forma unaudited condensed consolidated statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 have been prepared assuming that the disposition had occurred as of the beginning of the year ended December 31, 1996. The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of results that would have occurred had the disposition been consummated as of the beginning of the year ended December 31, 1996 or that which might be attained in the future.

Pro forma adjustments are as follows:

1. To eliminate the assets and liabilities included in the balance sheet of MEC and LSIA as of September 30, 1997.

2. To eliminate revenue and expenses related to MEC and LSIA for the entire period.

3. To reflect cash proceeds from the transaction of $6.5 million after note payable pay down of $2.0 million and payoff of $1.5 million in line of credit borrowings made subsequent to September 30, 1997 that were outstanding at December 30, 1997.

4. To reflect receipt of $6.5 million in Vision 21 shares net of estimated purchase price adjustments.

5.   To reflect the accrual of estimated transaction costs.

6. To reflect income tax liabilities resulting from the transaction at statutory rates, which may differ from actual effective tax rates.

7. The pro forma gain on the sale of MEC and LSIA assumes the transaction occurred on September 30, 1997. Such gain reflects the $13.0 million sale price less $0.7 million in estimated post-closing adjustments and transaction costs, for a net selling price of $12.3 million. Deducted from such net selling price are the net book value at September 30, 1997 of MEC (approximately $5.9 million) and LSIA (approximately $2.3 million), and the pro forma income tax liabilities at statutory rates of approximately $1.5 million, resulting in a pro forma gain on the sale of MEC and LSIA of approximately $2.5 million. Such pro forma gain will vary from the actual gain based on the actual effective income tax rates, the change in net book value of MEC and LSIA from September 30, 1997 to November 30, 1997 and the actual post-closing adjustments and transaction costs. The Company estimates its gain will approximate $1.5 million.